AMENDED AND RESTATED
                    STEWART ENTERPRISES, INC.
                   EMPLOYEE STOCK PURCHASE PLAN


     WHEREAS, Stewart Enterprises, Inc. (the "Company") desires to establish the Amended and Restated Employee Stock Purchase Plan (the "Plan") providing for the grant of options to purchase common stock of the Company to employees who are employed by the Company or its subsidiaries on a regular basis;

     NOW, THEREFORE, the Company hereby establishes the Plan, the terms of which shall be as follows:

     1.   Purpose.

     The purpose of this Employee Stock Purchase Plan is to give eligible employees of Stewart Enterprises, Inc., a Louisiana corporation, and its Subsidiaries, an opportunity to acquire shares of its Common Stock, and to continue to promote its best interests and enhance its long-term performance.

     2.   Definitions.

     Wherever used herein, the following words and phrases shall have the meanings stated below unless a different meaning is plainly required by the context:

          (a) "Board" means the Board of Directors of the Company.

          (b) "Broker" means the brokerage firm designated by the Company to hold shares of Common Stock purchased by Participants through the Plan and to handle sales of shares of Common Stock for Participants.

          (c) "Broker Account" means the account established with the Broker for each Participant.

          (d) "Code"  means  the  Internal  Revenue  Code of
     1986, as amended.

          (e) "Common Stock" means shares of the Class A common stock of the Company.

          (f) "Company" means Stewart  Enterprises,  Inc., a
     Louisiana corporation.

          (g) "Deposit Account" means the account maintained by the Company for each Participant to which payroll deductions are credited, as provided herein.

          (h) "Eligible Employee" means, except as otherwise provided below, each person who, on the applicable Semiannual Grant Date, is employed by the Company or a Subsidiary on a regular full-time basis and who has been employed by the Company or a Subsidiary for at least one year on a regular full-time basis. A person shall be considered employed on a regular full-time basis if he or she is customarily employed more than twenty (20) hours per week. The term "Eligible Employee" does not include employees who normally work less than five (5) months a year for the Company or a Subsidiary, or highly compensated (within the meaning of Section 414(g) of the Code) officers of the Company or a Subsidiary who are subject to Section 16 of the Securities Exchange Act of 1934.

          (i)  "Exercise Date" means the day before the next
     Semiannual Grant Date.

          (j) "Fair Market Value of Common Stock as of the applicable Exercise Date" shall mean:

               (i) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the average of the closing or last prices of the Common Stock on the Composite Tape or other comparable reporting system for the 10 consecutive trading days immediately preceding such applicable date;

               (ii)  If  the Common Stock is not traded on a
          national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the 10 days referred to in clause (i), and if bid and asked prices for the Common Stock are regularly reported, the average of the mean between the bid and asked price for the Common Stock at the close of trading in the over-the-counter market for the 10 days on which Common Stock was traded immediately preceding such applicable date; and

               (iii) If the Common Stock is neither listed on a national securities exchange nor traded on the over-the-counter market, such value as the Plan Administrator, in good faith, shall determine.

          Notwithstanding any provision of the Plan to the contrary, no determination made with respect to the Fair Market Value of Common Stock subject to an Option shall be inconsistent with Section 423 of the Code or regulations thereunder.

          (k) "Option" means an option granted hereunder which will entitle an Eligible Employee to purchase shares of Common Stock.

          (l) "Option Price" means  85%  of  the Fair Market
     Value  per  share of Common Stock as of the  applicable
     Exercise Date.

          (m) "Participant"  means  an Eligible Employee who
     files  the  required  participation   forms   with  the
     Company.

          (n) "Plan" means the Amended and Restated  Stewart
     Enterprises, Inc. Employee Stock Purchase Plan as set forth herein.

          (o) "Plan Administrator" means an individual or committee to which the Board delegates its powers with respect to administration of the Plan pursuant to
     Section 3 hereof.

          (p) "Semiannual Grant Date" means each January 1 and July 1.

          (q) "Subsidiary" or "Subsidiaries" means a corporation or corporations of which stock possessing at least 80% of the total combined voting power of all classes of stock entitled to vote is owned by the
     Company or by any other Subsidiary or Subsidiaries. "Subsidiary" or "Subsidiaries" also includes corporations acquired by the Company after adoption of the Plan.

     3.   Administration.

     The Plan shall be administered by a Plan Administrator as designated by the Board with respect to the administration of the Plan (except its powers under Section 18(c) of the Plan). Subject to the express provisions of the Plan, the Plan Administrator may interpret the Plan hereunder  and  make all other determinations  necessary  or advisable for the administration of the Plan. The determinations of the Plan Administrator on all matters regarding the Plan shall be conclusive.

     4.   Maximum Limitations.

     The aggregate number of shares of Common Stock available for grant as Options pursuant to Section 5 shall not exceed 500,000 subject to adjustment pursuant to Section 13 hereof. Shares of Common Stock granted pursuant to the Plan may be either authorized but unissued shares or shares now or hereafter held in the treasury of the Company. In the event that any Option granted pursuant to Section 5 expires or is terminated, surrendered or cancelled without being exercised, in whole or in part, for any reason, the number of shares of Common Stock theretofore subject to such Option shall again be available for grant as an Option pursuant to Section 5 and shall not reduce the aggregate number of shares of Common Stock available for grant as such Options as set forth in the first sentence of this Section.

     5.   Basis of Participation and Granting of Options.

          (a) Each Eligible Employee on a Semiannual Grant Date and, subject to earlier termination of the Plan pursuant to Section 18(c) hereof, ending with the last Semiannual Grant Date on which shares of Common Stock are available for grant within the limitation set forth in Section 4, is granted an Option hereunder which will entitle him or her to purchase, at the Option Price per share applicable to such Semiannual Grant Date, the whole number of shares of Common Stock equal to 1, 2, 3, 4, 5, 6, 7, 8, 9, or 10% of the Eligible
     Employee's compensation (as defined in Section 5(c) of the Plan) divided by such applicable Option Price per share of Common Stock. The Semiannual Grant Date applicable to an Option granted pursuant to this paragraph (a) shall be the date of grant of such Option.

          (b) If the number of shares of Common Stock for which Options are granted pursuant to this Section 5 exceeds the applicable number set forth in Section 4, then the Options granted under the applicable paragraph to all Eligible Employees shall, in a nondiscriminatory manner which shall be consistent with Section 15(d) of the Plan reduced in proportion to their respective compensation.

          (c) An Eligible Employee's compensation means, for purposes of Section 5(a) the Eligible Employee's total compensation per pay period, including bonuses, commissions, overtime pay and other extra compensation, unless the Eligible Employee notifies the Human Resources Department at least five business days in advance that a particular bonus shall not be included as compensation for purposes of Section 5(a). Compensation upon which Plan benefits are computed shall include any compensation excluded currently from the Employee's gross income by reason of the application of IRC Section 125 and 402(a)(8). The term "compensation" shall also include Earned Income.

     6.   Commencement of Participation.

          (a) An Eligible Employee may become a Participant by completing and filing with the Human Resources Department of the Company on or before the date set therefor by the Plan Administrator (i) an enrollment form, and (ii) such forms as are requested by the Broker for the opening of the Eligible Employee's account with the Broker.

          (b) At the time an Eligible Employee completes an enrollment form, the Eligible Employee shall elect to purchase an amount equal to 1, 2, 3, 4, 5, 6, 7, 8, 9, or 10% of the employee's compensation (as defined in Section 5(c)) for the applicable period for which the Option is in effect. An enrollment form will remain in effect until cancelled by the Participant.

     7.   Participant's Deposit Account.

     All payroll deductions made for a Participant shall be credited to the Participant's Deposit Account. No interest will be paid to any Participant or credited to his or her Deposit Account under the Plan with respect to such funds. All amounts credited to a Participant's Deposit Account shall be used to purchase Common Stock under Section 10 and, except as provided in Section 16, no portion of an Eligible Employee's Deposit Account shall be refunded to him or her.

     8.   Changes in Payroll Deductions.

     A Participant may discontinue participation in the Plan for a particular Semiannual Grant Date, as provided in
Section 16, but a Participant may not alter the amount of his or her election for that particular Grant Date.

     9.   Terms of Options.

          (a) Each Option shall, unless sooner expired pursuant to Section 9(b), become exercisable on the applicable Exercise Date. Each Option not exercised on such Exercise Date shall expire at the end of such Exercise Date.

          (b) An Option shall expire on the first to occur of the end of the applicable Exercise Date or the date that the employment of the Eligible Employee with the Company and its Subsidiaries terminates (as determined by the Plan Administrator) for any reason other than death.

          (c) If the employment of a Participant with the Company and its Subsidiaries terminates by reason of death, his Option shall expire at the end of the applicable Exercise Date.

     10.  Manner of Exercise  of  Options  and  Payment  for
Common Stock.

     Unless a Participant gives written notice to the Company as hereinafter provided in Section 18(i) no later than five business days prior to the Exercise Date, his or her Option for a specific Semiannual Grant Date will be deemed to have been exercised automatically on the first subsequent Exercise Date, for the purchase of the number of full shares and fractional share interests that the accumulated payroll deductions in his or her Deposit Account at that time will purchase at the Option Price (but not in excess of the number of shares for which Options have been granted to the employee pursuant to Section 5(a).

     11.  Participant's Account with Broker.

          (a) The Broker shall open and maintain a separate account for each Participant. Except where otherwise prohibited, a Participant may also use the account for other purchases of Common Stock or other personal transactions. A termination by a Participant of participation in the Plan will not also terminate the individual's account with the Broker.

          (b) Shares of Common Stock purchased by the Broker shall be allocated to the individual accounts established for Participants in proportion to the respective amounts received for Participants' accounts. Allocations are made in whole shares and in fractional share interests.

          (c) At the time of purchase, each Participant immediately acquires full ownership of all whole shares and fractional share interests purchased by the Broker for his or her account. All shares are registered in the name of the Broker, and remain so registered until delivery or sale is requested by the Participant. A Participant may not require delivery of a certificate for a fractional interest in a share. However, the Participant may instruct the Broker to sell the fractional interest, and remit the proceeds to him or her. The shares once allocated to the Participants' accounts become the sole property of the respective Participants. The Plan does not restrict the ability of a Participant to sell, assign, hypothecate or otherwise deal with shares of the Common Stock acquired under the Plan. However, the Participant may not sell, assign, hypothecate or otherwise deal with his or her interest in the Plan as such. No person has or may create a lien in the Plan or under the Plan on any of such shares of Common Stock.

          (d) The Participant may instruct the Broker at any time to deliver to him or her a certificate for any or all of his or her whole shares of Common Stock, without affecting his or her continuing participation in the Plan. The Participant shall pay any charge therefor.

          (e) A Participant may instruct the Broker at any time to sell any or all of his or her whole shares of Common Stock and fractional share interest allocable to his or her account, without affecting his or her continuing participation in the Plan. The Participant shall pay all charges therefor, including but not limited to brokerage commissions.

          (f) Cash dividends and other cash distributions on shares of Common Stock held in the custody of the Broker are credited to the account of the Participant, and the Participant may, at his own expense, take a distribution of such dividend or distribution or request the Broker to purchase additional shares of Common Stock on the open market. Any dividends paid in Common Stock or any splits of the Common Stock on shares held in custody will be allocated to each Participant (to the nearest ten-thousandth of a share) in accordance with his or her interest in the shares on which the dividends are paid, or with respect to which the stock split occurs. Any other securities or subscription rights distributed on shares of Common Stock may be retained or sold by the Participant, and, in the event of such sale the Participant shall pay all charges therefor, including but not limited to brokerage commissions.

          (g) Each Participant shall receive from the Broker quarterly statements of account that itemize the transactions from his or her account, and shall also receive confirmations of current transactions as required by regulatory authorities.

          (h) The Broker shall deliver to each participant as promptly as practicable, by mail or otherwise, all notices of meetings, proxy statements and other material distributed by the Company to its shareholders. The whole shares of Common Stock in each Participant's account will be voted in accordance with the Participant's signed proxy instructions duly delivered to the Broker, or otherwise in accordance with applicable stock exchange rules.

     12.  Transferability.

     No Option may be transferred, assigned, pledged, or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent or distribution, and no Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option, or levy of attachment or similar process upon the Option not specifically permitted herein shall be null and void and without effect. An Option may be exercised only by the Eligible Employee during his or her lifetime, or pursuant to Section 9(c), by his or her estate or the person who acquires the right to exercise such Option upon his or her death by bequest or inheritance.

     13.  Adjustment Provisions.

     The aggregate number of shares of Common Stock with respect to which Options may be granted, the aggregate number of shares of Common Stock subject to each outstanding Option, and the Option Price per share of each Option may all be appropriately adjusted as the Plan Administrator may determine for any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of shares, whether through reorganization, recapitalization, stock split-up, stock distribution or combination of shares, or the payment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company. Adjustments under this Section 13 shall be made according to the sole discretion of the Plan Administrator, and its decision shall be binding and conclusive.

     14.  Dissolution, Merger and Consolidation.

     Upon the dissolution or liquidation of the Company, or upon a merger or consolidation of the Company in which the Company is not the surviving corporation, each Option granted hereunder shall expire as of the effective date of such transaction and all amounts contributed to a Participant's Deposit Account since the last Exercise Date shall be returned.

     15.  Limitations on Options.

     Notwithstanding any other provisions of the Plan:

          (a) The Company intends that Options granted and Common Stock issued under the Plan shall be treated for all purposes as granted and issued under an employee stock purchase plan within the meaning of Section 423 of the Code and regulations issued thereunder. Any provisions required to be included in the Plan under said Section and regulations issued thereunder are hereby included as fully as though set forth in the Plan at length.

          (b) No Eligible Employee shall be granted an Option under the Plan if, immediately after the Option was granted, the Eligible Employee would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or Subsidiary of the Company. For purposes of this Section 15(b), stock ownership of an individual shall be determined under the rules of
     Section 424(d) of the Code and stock which the Eligible Employee may purchase under outstanding options shall be treated as stock owned by the Eligible Employee.

          (c) No Eligible Employee shall be granted an Option under the Plan which permits his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company and any parent or Subsidiary of the Company to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time of the grant of such Option) for each calendar year in which such Option is outstanding at any time. Any Option granted under the Plan shall be deemed to be modified to the extent necessary to satisfy this paragraph (c).

          (d) All Eligible Employees shall have the same rights and privileges under the Plan, except that the amount of Common Stock which may be purchased under Options granted on any Semiannual Grant Date, shall bear a uniform relationship to the compensation of Eligible Employees. All rules and determinations of the Plan Administrator in the administration of the Plan shall be uniformly and consistently applied to all persons in similar circumstances.

     16.  Withdrawal of Account.

          (a) By written notice to the Human Resources Department of the Company, at any time prior to and up to five (5) business days before the applicable Exercise Date with regards to a particular Semiannual Grant Date, an employee may elect to withdraw all the accumulated payroll deductions in his Deposit Account without interest at such time, and no further payroll deductions will be made from the employee's pay for that Grant Date.

          (b) An employee's withdrawal election for any Semiannual Grant Date will not have any effect upon the employee's eligibility to participate in any succeeding Semiannual Grant Date or in any similar plan which may hereafter be adopted by the Company.

     17.  Insider Trading.

     The operation of the Plan shall at all times comply with the Company's Trading of Company Securities and Non-
Public Information (Insider Trading) Policy.

     18.  Miscellaneous.

          (a) Legal and Other Requirements. The obligations of the Company to sell and deliver Common Stock under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933 if deemed necessary or appropriate by the Company. Certificates for shares of Common Stock issued hereunder may be legended as the Board shall deem appropriate.

          (b)   No   Obligation  To  Exercise  Option.   The
     granting of an Option shall impose no obligation upon an optionee to participate in the Plan or to exercise such Option.

          (c) Termination and Amendment of Plan. The Board, without further action on the part of the shareholders of the Company, may from time to time alter, amend or suspend the Plan or any Option granted hereunder or may at any time terminate the Plan, except that it may not (except to the extent provided in Section 13 hereof):
     (i) change the total number of shares of Common Stock available for grant under the Plan; (ii) change the class of Eligible Employees; or (iii) effect a change inconsistent with Section 423 of the Code or regulations issued thereunder. No action taken by the Board under this Section may materially and adversely affect any outstanding Option without the consent of the holder thereof.

          (d) Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

          (e) Withholding Taxes. Upon the exercise of any Option under the Plan, the Company shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for shares of Common Stock.

     If a Participant makes a disqualifying disposition of shares acquired through exercise of the employee's options under this Plan within two years after the date of grant of such option, or within one year after the date of exercise of such option, the Participant shall promptly notify the Company and the Company shall have the right to require the Participant to pay to the Company any amounts sufficient to satisfy any federal, state and local tax withholding requirements.

          (f) Right to Terminate Employment. Nothing in the Plan or any agreement entered into pursuant to the Plan shall confer upon any Eligible Employee or other optionee the right to continue in the employment of the Company or any Subsidiary or affect any right which the Company or any Subsidiary may have to terminate the employment of such Eligible Employee or other optionee.

          (g) Rights as a Shareholder. No optionee shall have any right as a shareholder with respect to shares of Common Stock unless and until an Option with respect to such shares has been exercised and certificates for such shares of Common Stock purchased by the Optionee are issued to the Broker.

          (h) Leaves of Absence and Disability. The Plan Administrator shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect to any leave of absence taken by or disability of any Eligible Employee. Without limiting the generality of the foregoing, the Plan Administrator shall be entitled to determine (i)
     whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan, and (ii) the impact, if any, of any such leave of absence on Options under the Plan theretofore granted to any Eligible Employee who takes such leave of absence.

          (i) Notices. Every direction, revocation or notice authorized or required by the Plan shall be deemed delivered to the Company (i) on the date it is personally delivered to the Secretary of the Company at its principal executive offices or (ii) three business days after it is sent by registered or certified mail, postage prepaid, addressed to the Secretary at such offices; and shall be deemed delivered to an optionee
     (A) on the date it is personally delivered to him or her or (B) three business days after it is sent by registered or certified mail, postage prepaid, addressed to him or her at the last address shown for him or her on the records of the Company or of any Subsidiary.

          (j) Applicable Law. All questions pertaining to the validity, construction and administration of the Plan and Options granted hereunder shall be determined in conformity with the laws of the State of Louisiana, to the extent not inconsistent with Section 423 of the Code and regulations thereunder and by the laws of the United States.


                                             July 1, 1997

                 RESOLUTION BY UNANIMOUS CONSENT
                    OF THE BOARD OF DIRECTORS
                              OF
                    STEWART ENTERPRISES, INC.


     We the undersigned, being all of the directors of Stewart
Enterprises, Inc. (the "Company"), do authorize and consent to the following:

     WHEREAS, it is desired that the Stewart Enterprises, Inc. Employee Stock Purchase Plan (the "Plan") be amended to provede that (a.) all contributions to the Plan will be made by means of payroll deduction and cash contributions will no longer be permitted, (b.) a brokerage account will be set up for each participant with a brokerage firm designated by the Company and shares of Class A Common Stock purchased through the Plan will be held in such brokerage account, (c.) certificates will no longer be issued on a semi-annual basis but will be issued upon request of participants, and (d.) participants' accounts will reflect the ownership of fractional shares and the cash value of such shares will no longer be paid to participants.

    NOW, THEREFORE, be it

    RESOLVED,that the Amended and Restated Stewart Enterprises, Inc. Employee Stock Purchase Plan in the form attached to this unanimous consent is hereby appoved to take effect July 1, 1997 and Legg, Mason, Wood, Walker, Inc. is hereby appointed as the broker to hold shares purchased through the Plan and to handle sales of such shares at the request of participants; and

    RESOLVED, that the appropriate oficers of the Company are hereby authorized and directed to take any and all actions necessary to effectuate the plan, as amended.


     This unanimous written consent is dated and effective as of July 1, 1997.


/s/ Frank B. Stewart, Jr.             /s/ Joseph P. Henican, III
---------------------------           --------------------------
Frank B. Stewart, Jr.                 Joseph P. Henican, III


/s/ William E. Rowe                   /s/ Michael O. Read
---------------------------           --------------------------
William E. Rowe                       Michael O. Read


/s/ Ronald H. Patron                  /s/ Darwin C. Fenner
---------------------------           --------------------------
Ronald H. Patron                      Darwin C. Fenner


/s/ John P. Laborde                   /s/ James W. McFarland
---------------------------           --------------------------
John P. Laborde                       James W. McFarland


                          CERTIFICATE

     I, the undersigned, duly elected and acting Secretary of Stewart Enterprises, Inc., do hereby certify that the foregoing is a true and correct copy of resolutions adopted by the Board of Directors of Stewart Enterprises, Inc., acting in accordance with its articles of incorporation and by-laws by unanimous written consent.

     The foregoing Resolution of the Board of Directors of Stewart Enterprises, Inc. is in full force and effect as of this 20th day of August, 1997.


                                        /s/ Kenneth C. Budde
                                        -----------------------
                                        SECRETARY